AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                           U.S. GLOBAL INVESTORS, INC.



                      As amended as of November 8, 2006

                                    Contents


Article 1:        Offices......................................................1
   1.01           Registered Office and Agent..................................1

   1.02           Other Offices................................................1

Article 2:        Shareholders.................................................1
   2.01           Place of Meetings............................................1
                  -----------------
   2.02           Annual Meeting...............................................1
                  --------------
   2.03           Voting Stock; Voting List....................................1
                  -------------------------
   2.04           Special Meetings.............................................2
                  ----------------
   2.05           Notice.......................................................2
                  ------
   2.06           Quorum.......................................................2
                  ------
   2.07           Majority Vote; Withdrawal of Quorum..........................2
                  -----------------------------------
   2.08           Method of Voting.............................................3
                  ----------------
   2.09           Record Date; Closing Transfer Books..........................3
                  -----------------------------------
   2.10           Action Without Meeting.......................................3
                  ----------------------
   2.11           Order of Business at Meetings................................3
                  -----------------------------
   2.12           Notice of Matters to be Considered...........................4
                  ----------------------------------
   2.13           Nominations..................................................4
                  -----------
Article 3:        Directors....................................................5
   3.01           Management...................................................5
                  ----------
   3.02           Number; Qualifications; Election; and Term...................5
                  ------------------------------------------
   3.03           Change in Number.............................................5
                  ----------------
   3.04           Removal......................................................5
                  -------
   3.05           Vacancies....................................................5
                  ---------
   3.06           Voting in Election of Directors..............................6
                  -------------------------------
   3.07           Place of Meetings............................................6
                  -----------------
   3.08           Notice.......................................................6
                  ------
   3.09           First Meeting................................................6
                  -------------
   3.10           Regular Meetings.............................................6
                  ----------------
   3.11           Special Meetings.............................................6
                  ----------------
   3.12           Quorum; Majority Vote........................................6
                  ---------------------
   3.13           Chairman of the Board........................................7
                  ---------------------
   3.14           Vice Chairman of the Board...................................7
                  --------------------------
   3.15           Compensation.................................................7
                  ------------
   3.16           Procedure....................................................7
                  ---------
   3.17           Interested Directors and Officers............................7
                  ---------------------------------
   3.18           Action Without Meeting.......................................8
                  ----------------------
   3.19           Advisory Directors...........................................8
                  ------------------

Article 4:        Committees...................................................8
   4.01           Designation..................................................8
                  -----------
   4.02           Number; Qualification; Term..................................8
                  ---------------------------
   4.03           Authority....................................................8
                  ---------
   4.04           Change in Number.............................................9
                  ----------------
   4.05           Removal......................................................9
                  -------

   4.06           Vacancies....................................................9
                  ---------
   4.07           Meetings.....................................................9
                  --------
   4.08           Quorum; Majority Vote.......................................10
                  ---------------------
   4.09           Compensation................................................10
                  ------------
   4.10           Committee Charters..........................................10
                  ------------------

Article 5:        Notice and Attendance Through Use of Electronic Equipment...10
   5.01           Method......................................................10
                  ------
   5.02           Waiver......................................................10
                  ------
   5.03           Telephone and Similar Meetings..............................10
                  ------------------------------

Article 6:        Officers and Agents.........................................11
   6.01           Number; Qualification; Election; Term.......................11
                  -------------------------------------
   6.02           Removal.....................................................11
                  -------
   6.03           Vacancies...................................................11
                  ---------
   6.04           Authority...................................................11
                  ---------
   6.05           Compensation................................................11
                  ------------
   6.06           Chief Executive Officer.....................................11
                  -----------------------
   6.07           President...................................................12
                  ---------
   6.08           Vice Presidents.............................................12
                  ---------------
   6.09           Secretary...................................................12
                  ---------
   6.10           Assistant Secretary.........................................12
                  -------------------
   6.11           Chief Financial Officer.....................................12
                  -----------------------
   6.12           Assistant Treasurer.........................................13
                  -------------------

Article 7:        Indemnification.............................................13
   7.01           Definitions.................................................13
                  -----------
   7.02           Indemnification.............................................14
                  ---------------
   7.03           Successful Defense..........................................14
                  ------------------
   7.04           Determinations..............................................14
                  --------------
   7.05           Advancement of Expenses.....................................15
                  -----------------------
   7.06           Employee Benefit Plans......................................15
                  ----------------------
   7.07           Other Indemnification and Insurance.........................15
                  -----------------------------------
   7.08           Notice......................................................16
                  ------
   7.09           Construction................................................16
                  ------------
   7.10           Continuing Offer, Reliance, etc.............................16
                  -------------------------------
   7.11           Effect of Amendment.........................................16
                  -------------------

Article 8:        Certificates and Shareholders...............................17
   8.01           Certificates................................................17
                  ------------
   8.02           Issuance....................................................17
                  --------
   8.03           Payment for Shares..........................................17
                  ------------------
   8.04           Lien........................................................17
                  ----
   8.05           Lost, Stolen or Destroyed Certificates......................18
                  --------------------------------------
   8.06           Registration of Transfer....................................18
                  ------------------------
   8.07           Registered Shareholders.....................................18
                  -----------------------
   8.08           Denial of Preemptive Rights.................................19
                  ---------------------------

Article 9:        General Provisions..........................................19

   9.01           Dividends and Reserves......................................19
                  ----------------------
   9.02           Books and Records...........................................19
                  -----------------
   9.03           Annual Statement............................................19
                  ----------------
   9.04           Checks and Notes............................................19
                  ----------------
   9.05           Fiscal Year.................................................19
                  -----------
   9.06           Seal........................................................19
                  ----
   9.07           Resignation.................................................20
                  -----------
   9.08           Amendment of Bylaws.........................................20
                  -------------------
   9.09           Construction................................................20
                  ------------
   9.10           Table of Contents; Headings.................................20
                  ---------------------------
   9.11           Relation to Articles of Incorporation.......................20
                  -------------------------------------

                           AMENDED AND RESTATED
                                 BYLAWS
                                   OF
                       U.S. GLOBAL INVESTORS, INC.



Article 1:    Offices

     1.01 Registered Office and Agent. The registered office of the corporation shall be at 7900 Callaghan Road, San Antonio, Texas 78229. The name of the registered agent at such address is Frank E. Holmes. Anything in these Bylaws to the contrary notwithstanding revision of the registered office or the registered agent of the corporation in accordance with the provisions of the Texas Business Corporation Act, as amended from time to time (the "TBCA"), shall automatically and without further action amend this section to name such newly adopted office or registered agent.

     1.02 Other Offices. The corporation may have offices at other places both within and without the State of Texas as the board of directors may determine or as the business of the corporation may require.

Article 2:    Shareholders

     2.01 Place of Meetings. All meetings of the shareholders shall be held at such time and place, in or out of the State of Texas, as shall be stated in the notice of the meeting or in a waiver of notice.

     2.02 Annual Meeting. An annual meeting of the shareholders entitled to vote to election the directors shall be held each year at a time and on a day as may be selected by the board of directors, but not later than one-hundred twenty
(120) days after the expiration of the corporation's fiscal year. At the meeting, the shareholders shall elect directors and transact such other business as may properly be brought before the meeting.

2.03 Voting Stock; Voting List.

     (a) The holders of record as of the close of business on the record date, determined in accordance with Section 2.09, of shares of the corporation's Class C Common Stock, par value $0.05 per share, shall be entitled to vote on all matters presented at each meeting of shareholders and are hereinafter referred to as the "Voting Stock." Each share of Class C Common Stock outstanding on the record date shall be entitled to one vote on each matter to come before the meeting.

     The holders of record as of the close of business on the record date, determined in accordance with Section 2.09, of shares of the corporation's Class A and Class B Common Stock, par value $0.05 per share, shall be entitled to vote solely on such matters where the vote of such class is required pursuant to the TBCA and/or the articles of incorporation and are hereinafter referred to as the "Nonvoting Stock." Each share of Nonvoting Stock outstanding on the record date shall be entitled to one vote on each such matter.

     (b) At least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. The list, for a period of ten days prior to the meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. The list shall also be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any shareholder during the whole time of the meeting.

     2.04 Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the chief executive officer, the board of directors, or the holders of not less than twenty-five percent of all of the shares of Voting Stock entitled to vote at the meetings. Business transacted at a special meeting shall be confined to the objects stated in the notice of the meeting.

     2.05 Notice. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the chief executive officer, the secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his/her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     2.06 Quorum. At all meetings of the shareholders, the presence in person or by proxy of the holders of a majority of the shares of Voting Stock issued and outstanding on the record date and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the articles of incorporation or these bylaws. If a quorum is not present or represented at a meeting of the shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice (other than announcement at the meeting of the time and place at which the meeting is to be reconvened) until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. For purposes of determining the presence or absence of a quorum under this Section 2.06, abstentions and broker non-votes (as such terms are defined in Section 2.07) shall be treated as shares present and entitled to vote.

     2.07 Majority Vote; Withdrawal of Quorum. When a quorum is present at any meeting of the shareholders, the vote of the holders of a majority of the shares of Voting Stock entitled to vote, present in person or represented by proxy and voting "for" or "against" any question brought before the meeting shall decide such question, unless the question is one upon which, by express provision of law, the articles of incorporation or these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question but if such other express provision does not specify that the affirmative vote of a given percent of outstanding shares are required, the matter shall be approved or adopted if the required percent of the shares entitled to vote, present in person or represented by proxy and voting "for" or "against" such matter has voted "for". Abstentions and broker non-votes are not counted (even though such shares are considered present and entitled to vote for purposes of determining a quorum pursuant to Section 2.06). The term "abstentions" shall refer to shares which are not voted "for" or "against" a particular question by a holder or holders present in person or by proxy at a meeting and entitled to vote such shares on such question. The term "broker non-vote" shall refer to shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on the particular question on which the vote is being counted. Anything herein to the contrary notwithstanding, any alteration, amendment, or repeal of any of Sections 2.07 or 3.04, or adoption of any provision inconsistent therewith, by the shareholders shall require the vote of the holders of two-thirds (2/3) of the outstanding shares of Voting Stock. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     2.08 Method of Voting. At any meeting of the shareholders, every shareholder having the right to vote may vote either in person, or by proxy executed in writing by the shareholder or by his/her duly authorized attorney-in-fact. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. Each proxy shall be filed with the secretary of the corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Section 3.06 of these bylaws. Any vote may be taken by voice or by show of hands unless someone entitled to vote objects, in which case, written ballots shall be used.

     2.09 Record Date; Closing Transfer Books. The board of directors may fix in advance a record date for the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders, the record date to be not less than ten (10) nor more than sixty (60) days prior to the meeting; or the board of directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty (60) days prior to such meeting. In the absence of any action by the board of directors, the date upon which the notice of the meeting is mailed shall be the record date.

     2.10 Action Without Meeting. Any action required by statute to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and such consent shall have the same force and effect as a unanimous vote of the shareholders. The consent may be in more than one counterpart so long as each shareholder signs one of the counterparts. The consent shall be placed in the minute book.

     2.11 Order of Business at Meetings. The order of business at annual meetings at other meetings of shareholders shall be as determined by the board of directors and as may be required by law or the rules of any exchange upon which the Company's stock is listed.

     2.12 Notice of Matters to be Considered. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, otherwise properly brought before the meeting by or at the direction of the board of directors, or otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

     Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.12; provided, however, that nothing in this Section 2.12 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

     The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.12, and if he/she should so determine, he/she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     2.13 Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of shareholders by or at the direction of the board of directors by any nominating committee or person appointed by the board of directors or by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section
2.13. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice to the secretary shall set forth
(a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the shareholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

     The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he/she should so determine, he/she shall so declare to the meeting and the defective nomination shall be disregarded.

Article 3:    Directors

     3.01 Management. The business and affairs of the corporation shall be managed by the board of directors who may exercise all such powers of the corporation and do all such lawful acts and things as are not (by statute or by the articles of incorporation or by these bylaws) directed or required to be exercised or done by the shareholder.

     3.02 Number; Qualifications; Election; and Term. The board of directors shall consist of at least four (4) but not more than nine (9) directors until changed by resolution adopted by the board of directors pursuant to Section
3.03. None of the members of the board of directors need to be shareholders or residents of the State of StateplaceTexas. The directors shall be elected at the annual meeting of the shareholders, except as provided in Sections 3.03 and
3.05. Each director shall hold office until his/her successor shall be elected and shall qualify.

     3.03 Change in Number. The number of directors may be increased or decreased from time to time by resolution adopted by the board of directors, or if no such designation has been made, the number of Directors will be four (4), but no decrease shall have the effect of shortening the term of any incumbent director.

     3.04 Removal. Any director may be removed either for or without cause at any special or annual meeting of shareholders, by the affirmative vote of over two-thirds in number of shares of the issued and outstanding Voting Stock entitled to vote for the election of such director if notice of intention to act upon such matter shall have been given in the notice calling such meeting.

     3.05 Vacancies. Any vacancy occurring in the board of directors (by death, resignation or removal) may be filled by an affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his/her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled either (i) by election at an annual meeting or at a special meeting of shareholders called for that purpose or (ii) by the board of directors, provided the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

     3.06 Voting in Election of Directors. Directors shall be elected by plurality vote of the holders of Voting Stock. Cumulative voting shall not be permitted.

     3.07 Place of Meetings. Meetings of the board of directors, regular or special, may be held either within or without the State of Texas.

     3.08 Notice. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting or committee meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than twenty five (25) hours before the date of the meeting, either personally or by mail, by or at the direction of the chairman of the board, chief executive officer, the secretary, or the officer or person calling the meeting, to each director or committee member of record entitled to vote at the meeting.

     3.09 First Meeting. The first meeting of each newly elected board shall be held without further notice immediately following the annual meeting of shareholders, and at the same place, unless (by unanimous consent of the directors then elected and serving) such time or place shall be changed.

     3.10 Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

     3.11 Special Meetings. Special meetings of the board of directors may be called by the chairman of the board or the chief executive officer on three days' notice to each director, either personally or by mail or by telegram. Special meetings shall be called by the chairman of the board, the chief executive officer or the secretary in like manner and on like notice on the request of any two of the directors. Except as otherwise expressly provided by statute, or by the articles of incorporation, or by these bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

     3.12 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the board of directors fixed by these Bylaws shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act by the board of directors, except as otherwise specifically provided by statute, by the Articles of Incorporation or by these Bylaws. Anything herein to the contrary not withstanding, any alteration, amendment, or repeal of any of Sections 2.07, 3.02, 3.03, 3.04, 3.05, 3.11 or 9.08, or adoption of any provision inconsistent therewith, by the board of directors shall require the affirmative vote of two-thirds (2/3) of the board of directors of the corporation. If a quorum is not present at a meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     3.13 Chairman of the Board. The board of directors shall from time to time elect from their number an individual to serve as chairman of the board. The chairman of the board shall preside at all meetings of the shareholders and the directors, but he/she shall not be deemed an officer or employee of the corporation by virtue of holding such position.

     3.14 Vice Chairman of the Board. The board of directors may from time to time elect from their number an individual to serve as vice chairman of the board. The vice chairman of the board, if one shall be elected, shall perform the duties of the chairman of the board in relation to meetings of the board of directors and shareholders in the event of the unavailability of the chairman of the board and shall perform such services for the board of directors and such additional duties, and shall exercise such powers, as the board of directors may from time to time prescribe, but he/she shall not be deemed an officer or employee of the corporation by virtue of holding such position.

     3.15 Compensation. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may, by resolution of the board of directors, be allowed like compensation for attending committee meetings.

     3.16 Procedure. The board of directors shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the corporation.

3.17 Interested Directors and Officers.

     (a) An otherwise valid contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership or other entity in which one or more of the directors or officers are directors or officers or have a financial interest, shall be valid notwithstanding that the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because his/her or their votes are counted for such purposes, if:

          (1) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (2) The material facts as to his/her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

          (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the shareholders.

     (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors.

     3.18 Action Without Meeting. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the board of directors. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State.

     3.19 Advisory Directors. The board of directors, by resolution adopted by not less than a majority of the directors then in office, may from time to time appoint such number of individuals as it may deem appropriate to serve as advisory directors at the pleasure of the board of directors. Advisory directors may be given such designations (including without limitation "advisory director," "director emeritus" or "honorary director") as the board of directors may from time to time determine. Advisory directors are not, and shall not have the duties and responsibilities of, directors of the corporation, and the terms "director" or "member of the board of directors" as used in these Bylaws shall not be deemed to mean or include advisory directors; provided that an advisory director who was previously a director of the corporation shall be deemed a director for the sole purpose of preventing options previously granted to him/her under the stock option plans of the corporation from terminating as a result of his/her ceasing to serve as a director of the corporation. Without limiting the generality of the foregoing, advisory directors shall not be entitled (a) to receive any notice of any meeting of the board of directors, (b) to attend any meeting of the board of directors except at the invitation of the board of directors, (c) to vote on any matter presented for action by the board of directors or, except at the invitation of the board of directors, to participate in the consideration of any such matter or the formulation or determination of corporate policy, (d) to receive any non-public information regarding the business or affairs of the corporation or any matters presented for action or consideration by the board of directors, or (e) to receive any compensation for serving as an advisory director except as the board of directors may otherwise determine by resolution.

Article 4:    Committees

     4.01 Designation. The board of directors may, by resolution adopted by a majority of the whole board, designate from among its members one or more committees as it may determine necessary.

     4.02 Number; Qualification; Term. Any such designated committees shall consist of two or more directors, not less than a majority of whom in each case shall be directors who are not officers or employees of the corporation. The committees shall serve at the pleasure of the board of directors.

     4.03 Authority. Each committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the board of directors in the management of the business and affairs of the corporation, except in the following matters and except where action of the full board of directors is required by statute or by the articles of incorporation:

          (a) Amending the articles of incorporation;

          (b) Amending, altering or repealing the bylaws of the corporation or adopting new bylaws;

          (c) Approving and/or recommending or submitting to shareholders:

               (1) merger;

               (2) consolidation;

               (3) sale, lease (as lessor), exchange or other disposition of all or substantially all the property and assets of the corporation; or

               (4) dissolution;

          (d) Filling vacancies in the board of directors or any such committee;

          (e) Electing or removing officers of the corporation or members of any such committee;

          (f) Fixing compensation of any person who is a member of any such committee;

          (g) Declaring dividends; and

          (h) Altering or repealing any resolution of the board of directors.

     4.04 Change in Number. The number of committee members may be increased or decreased (but not below two) from time to time by resolution adopted by a majority of the whole board of directors.

     4.05 Removal. Any committee member may be removed by the board of directors by the affirmative vote of a majority of the whole board of directors, whenever in its judgment the best interests of the corporation will be served thereby.

     4.06   Vacancies.   A  vacancy   occurring  in  any  committee  (by  death,
resignation, removal or otherwise) may be filled by the board of directors in the manner provided for original designation in Section 4.01.

     4.07 Meetings. Time, place and notice (if any) of all committee meetings shall be determined by the respective committee. Unless otherwise determined by a particular committee, meetings of the committees may be called by any director of the corporation on not less than twenty (25) hours' notice to each member of the committee, either personally or by mail, telephone (including voice mail), email or other electronic or other delivery means.

Neither the business to be transacted at, nor the purpose of, any meeting need be specified in a notice or waiver of notice of any meeting. (see also Section 5.03).

     4.08 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by statute or by the articles of incorporation or by these bylaws. If a quorum is not present at a meeting of the committee, the members present thereat may adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present.

     4.09 Compensation. Compensation of committee members shall be fixed pursuant to the provisions of Section 3.15 of these bylaws.

     4.10 Committee Charters. Any committee designated by the board may adopt a charter governing any of the matters covered by Sections 4.02 and 4.04 through
4.09 and, to the extent approved by the board of directors, any such charter shall supercede the provisions of Sections 4.02 and 4.04 through 4.09.

Article 5:    Notice and Attendance Through Use of Electronic Equipment

     5.01 Method. Whenever by statute or the articles of incorporation or these bylaws, notice is required to be given to any director or shareholder, and no provision is made as to how the notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given (a) in writing, by mail, postage prepaid, addressed to the director or shareholder at the address appearing on the books of the corporation, or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed given at the time when the same is thus deposited in the country-regionplaceUnited States mails.

     5.02 Waiver. Whenever, by statute or the articles of incorporation or these bylaws, notice is required to be given to any shareholder or director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     5.03 Telephone and Similar Meetings. Shareholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Article 6:    Officers and Agents

     6.01 Number; Qualification; Election; Term.

          (a) The corporation shall have:

               (1) a chairman of the board, a chief executive officer, a secretary and a chief financial officer, and

               (2) such other officers and assistant officers and agents as the board of directors may determine.

          (b) No officer or agent need be a shareholder, a director or a resident of StateplaceTexas.

          (c) Officers named in Section 6.01(a)(1) shall be elected by the board of directors on the expiration of an officer's term or whenever a vacancy exists. Officers and agents named in Section 6.01(a)(2) may be elected by the board at any meeting.

          (d) Unless otherwise specified by the board at the time of election or appointment, or in any employment contract approved by the board, each officer's and agent's term shall end at the first meeting of directors after the next annual meeting of shareholders. He/She shall serve until the end of his/her term or, if earlier, his/her death, resignation or removal.

          (e) Any two or more offices may be held by the same person, except that the chief executive officer and the secretary shall not be the same person.

     6.02 Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     6.03 Vacancies. Any vacancy occurring in any office of the corporation (by death, resignation, removal or otherwise) maybe filled by the board of directors.

     6.04 Authority. Officers and agents shall have such authority and perform such duties in the management of the corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

     6.05 Compensation. The compensation of officers and agents shall be fixed from time to time by the compensation committee pursuant to the terms of the compensation committee charter.

     6.06 Chief Executive Officer. The chief executive officer shall be the most senior officer of the corporation; he/she shall have general and active management of the business and affairs of the corporation, and shall see that all orders and resolutions of the board are carried into effect. He/She shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe.

     6.07 President. The president shall, in the absence or disability of the chief executive officer, perform the duties and have the authority and exercise the powers of the chief executive officer. He/She shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

     6.08 Vice Presidents. The vice presidents, if any, in the order of their ranking (by category or otherwise) determined by the board of directors or, in the absence of any such ranking or any specific determination by the board of directors, in the order of the length of their service as a vice president, shall, in the absence or disability of the chief executive officer and president, perform the duties and have the authority and exercise the powers of the chief executive officer. They shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

     6.09 Secretary.

          (a) The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record the minutes of all proceedings in a book to be kept for that purpose.

          (b) The secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors.

          (c) The secretary shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it.

          (d) The secretary shall be under the supervision of the chief executive officer and shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

     6.10 Assistant Secretary. The assistant secretary shall, in the absence or disability of the secretary, perform the duties and have the authority and exercise the powers of the secretary. He/She shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

     6.11 Chief Financial Officer.

          (a) The chief financial officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

          (b) He/She shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and directors, at the regular meetings of the board, or whenever they may require it, an account of all his/her transactions as chief financial officer and of the financial condition of the corporation.

          (c) If  required  by the board of  directors,  he/she  shall  give the corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his/her office and for the restoration to the corporation, in case of his/her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his/her possession or under his/her control belonging to the corporation.

          (d) He/She shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the chief executive officer may from time to time delegate.

     6.12 Controller. The Controller shall, in the absence or disability of the chief financial officer, perform the duties and have the authority and exercise the powers of the chief financial officer. He/She shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the chief executive officer may from time to time delegate.

Article 7:    Indemnification

7.01 Definitions.  In this Article:

          (a) "Indemnitee" means (i) any present or former director, advisory director or officer (including assistant officers) of the corporation, (ii) any person who while serving in any of the capacities referred to in clause
     (i) hereof served at the corporation's request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the board of directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) hereof.

          (b) "Official Capacity" means (i) when used with respect to a director, the office of director of the corporation, and (ii) when used with respect to a person other than a director, the elective or appointive office of the corporation held by such person or the employment or agency relationship undertaken by such person on behalf of the corporation, but in each case does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

          (c) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

     7.02 Indemnification. The corporation shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he/she was, is or is threatened to be named defendant or respondent, or in which he/she was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his/her serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 7.01, if it is determined in accordance with Section 7.04 that the Indemnitee (a) conducted himself/herself in good faith, (b) reasonably believed, in the case of conduct in his/her Official Capacity, that his/her conduct was in the corporation's best interests, and, in all other cases, that his/her conduct was at least not opposed to the corporation's best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his/her conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the Indemnitee the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (ii) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his/her duty to the corporation. Except as provided in the immediately preceding proviso to the first sentence of this Section 7.02, no indemnification shall be made under this Section 7.02 in respect of any Proceeding in which such Indemnitee shall have been (x) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee's Official Capacity, or
(y) found liable to the corporation. The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 7.02. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided herein shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

     7.03 Successful Defense. Without limitation of Section 7.02 and in addition to the indemnification provided for in Section 7.02, the corporation shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he/she is a witness or a named defendant or respondent because he/she served in any of the capacities referred to in Section 7.01, if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

     7.04 Determinations. Any indemnification under Section 7.02 (unless ordered by a court of competent jurisdiction) shall be made by the corporation only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he/she has met the applicable standard of conduct. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who, at the time of such vote, are not named defendants or respondents in the Proceeding; (b) if such a quorum cannot be obtained, then by a majority vote of a committee of the board of directors, duly designated to act in the matter by a majority vote of all directors (in which designation directors who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more directors who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (c) by special legal counsel selected by the board of directors or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 7.04 or, if the requisite quorum of all of the directors cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the directors (in which directors who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders in a vote that excludes the shares held by directors that are named defendants or respondents in the Proceeding. Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause
(c) of the preceding sentence for the selection of special legal counsel. In the event a determination is made under this Section 7.04 that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

     7.05 Advancement of Expenses. Reasonable expenses (including court costs and attorneys' fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the corporation at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in Section 7.04, after receipt by the corporation of (a) a written affirmation by such Indemnitee of his/her good faith belief that he/she has met the standard of conduct necessary for indemnification by the corporation under this Article and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that he/she is not entitled to be indemnified by the corporation as authorized in this Article. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. Notwithstanding any other provision of this Article, the corporation may pay or reimburse expenses incurred by an Indemnitee in connection with his/her appearance as a witness or other participation in a Proceeding at a time when he/she is not named a defendant or respondent in the Proceeding.

     7.06 Employee Benefit Plans. For purposes of this Article, the corporation shall be deemed to have requested an Indemnitee to serve as a trustee, employee, agent, or similar functionary of an employee benefit plan whenever the performance by him/her of his/her duties to the corporation also imposes duties on or otherwise involves services by him/her to the plan or participants or beneficiaries of the plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his/her duties for a purpose reasonably believed by him/her to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the corporation.

7.07 Other Indemnification and Insurance.

     The board of directors shall have, in its discretion, the power to purchase and maintain insurance on behalf of any person who is or was a directors, officer, committee member, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, GivenNamejoint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity or arising out of his/her status as such, whether or not the corporation would have the power to indemnify him/her against such liability under the provisions of the TBCA, the articles of incorporation or these Bylaws.

     The indemnification provided by this Article shall (a) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the corporation's articles of incorporation, any law, agreement or vote of shareholders or disinterested directors, or otherwise, or under any policy or policies of insurance purchased and maintained by the corporation on behalf of any Indemnitee, both as to action in his/her Official Capacity and as to action in any other capacity, (b) continue as to a person who has ceased to be in the capacity by reason of which he/she was an Indemnitee with respect to matters arising during the period he/she was in such capacity, and (c) inure to the benefit of the heirs, executors and administrators of such a person.

     7.08 Notice. Any indemnification of or advance of expenses to an Indemnitee in accordance with this Article shall be reported in writing to the shareholders of the corporation with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the twelve-month period immediately following the date of the indemnification or advance.

     7.09 Construction. The indemnification provided by this Article shall be subject to all valid and applicable laws, including, without limitation, Article 2.02-1 of the TBCA, and, in the event this Article or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

     7.10 Continuing Offer, Reliance, etc. The provisions of this Article (a) are for the benefit of, and may be enforced by, each Indemnitee of the corporation, the same as if set forth in their entirety in a written instrument duly executed and delivered by the corporation and such Indemnitee and (b) constitute a continuing offer to all present and future Indemnitees. The corporation, by its adoption of these Bylaws, (x) acknowledges and agrees that each Indemnitee of the corporation has relied upon and will continue to rely upon the provisions of this Article in becoming, and serving in any of the capacities referred to in Section 7.01(a) of this Article, (y) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitees, and
(z) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his/her right to enforce the provisions of this Article in accordance with their terms by any act or failure to act on the part of the corporation.

     7.11 Effect of Amendment. No amendment, modification, or repeal of this Article or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the corporation, nor the obligation of the corporation to indemnify any such Indemnitees, under and in accordance with the provisions of the Article as in effect immediately prior to such amendment, modification or repeal with respect

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to claims  arising from or relating to matters  occurring,  in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Article 8:    Certificates and Shareholders

     8.01 Certificates. Certificates in the form determined by the board of directors shall be delivered representing all shares to which shareholders are entitled, unless the board determines by resolution to have uncertificated shares. Certificates shall be consecutively numbered and shall be entered in the books of the corporation or its agents as they are issued. Each certificate shall state on its face the holder's name, the number and class of shares, the par value of shares or a statement that such shares are without par value, and such other matters as may be required by law. They shall be signed by the chief executive officer or a vice president and such other officer or officers as the board of directors shall designate, and may be sealed with the seal of the corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent or registered by a registrar (either of which is other than the corporation or an employee of the corporation), the signature of any such officer may be facsimile. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he/she were such officer at the date of its issuance.

     8.02 Issuance. Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the board of directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

     8.03 Payment for Shares.

          (a) Kind. The consideration for the issuance of shares shall consist of any tangible or intangible benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, other securities of the corporation, or securities of any corporation or other entity.

          (b) Validation. In the absence of fraud in the transaction, the judgment of the board of directors as to the value of consideration received shall be conclusive.

          (c) Effect. When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable.

          (d) Allocation of Consideration. The consideration received for shares shall be allocated by the board of directors in accordance with law, between stated capital and capital surplus accounts.

     8.04 Lien. For any indebtedness of a shareholder to the corporation, the corporation shall have a first and prior lien on all shares of its stock owned by him/her and on all dividends or other distributions declared thereon.

     8.05 Lost, Stolen or Destroyed Certificates. The corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate:

          (a) Claim. Makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; and

          (b) Timely Request. Requests the issuance of a new certificate before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; and

          (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the corporation may direct, to indemnify the corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; and

          (d) Other Requirements. Satisfies any other reasonable requirements imposed by the corporation.

     When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the corporation within a reasonable time after he/she has notice of it, and the corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the corporation for the transfer or for a new certificate.

     8.06 Registration of Transfer. The corporation shall register the transfer of a certificate for shares presented to it for transfer if:

          (a)  Endorsement.   The  certificate  is  properly   endorsed  by  the
     registered owner or by his/her duly authorized attorney; and

          (b) Guarantee and Effectiveness of Signature. The signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance is given that such endorsements are effective; and

          (c) Adverse Claims. The corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

          (d) Collection of Taxes. Any applicable law relating to the collection of taxes has been complied with.

     8.07 Registered Shareholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

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     8.08 Denial of Preemptive  Rights.  No shareholder of corporation nor other person shall have any preemptive rights whatsoever.

Article 9:    General Provisions

     9.01 Dividends and Reserves.

          (a) Declaration and Payment. Subject to the TBCA and the articles of incorporation dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property or in shares of the corporation. The declaration and payment shall be at the discretion of the board of directors.

          (b) Record Date. The board of directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, the record date to be not more than fifty (50) days prior to the payment date of such dividend, or the board of directors may close the stock transfer books for such purpose for a period of not more than fifty (50) days prior to the payment date of such dividend. In the absence of any action by the board of directors, the date upon which the board of directors adopts the resolution declaring the dividend shall be the record date.

          (c) Reserves. By resolution the board of directors may create such reserve or reserves out of the earned surplus of the corporation as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the corporation, or for any other purpose they think beneficial to the corporation. The directors may modify or abolish any such reserve in the manner in which it was created.

     9.02 Books and Records. The corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.

     9.03 Annual Statement. The board of directors shall present to the shareholders at or prior to each annual meeting of shareholders a full and clear statement of the business and condition of the corporation, including a reasonably detailed balance sheet, income statement and surplus statement.

     9.04 Checks and Notes. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     9.05 Fiscal Year. The fiscal year of the corporation shall end on June 30 of each year unless otherwise fixed by resolution of the board of directors.

     9.06 Seal. The corporation seal (of which there may be one or more) shall contain the name of the corporation and the name of the state of incorporation. The seal may be used by impressing it or reproducing a facsimile of it, or otherwise.

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     9.07  Resignation.  Any  director,  officer  or agent may  resign by giving written notice to the chief executive officer or the secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     9.08 Amendment of Bylaws. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the board of directors (subject to the shareholders repealing or changing the action of the board of directors, or making new Bylaws, at an annual or special meeting called and held as provided in these Bylaws) at any meeting at which a quorum is present.

     9.09 Construction. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these bylaws shall be invalid or inoperative, then, so far as is reasonable and possible:

          (a) The remainder of these bylaws shall be considered valid and operative, and

          (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

     9.10 Table of Contents; Headings. The table of contents and headings used in these bylaws have been inserted for convenience only and do not constitute matter to be construed in interpretation.

     9.11 Relation to Articles of Incorporation. These bylaws are subject to and governed by the Articles of Incorporation of the Company, as amended from time to time.



     APPROVED AND ADOPTED by the Board of Directors effective as of the 8th day of November, 2006.


                                             /s/ Deanna Gunn, Secretary
                                             --------------------------
                                             Deanna Gunn, Secretary